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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: AUGUST 10, 2001



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                      0-22717                        22-3265462
---------------             ---------------------           -------------------
(STATE OR OTHER             (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.       OTHER EVENTS.

         Effective August 9, 2001, the Company entered into an agreement to extend its Credit Facility to April 30, 2002. Under the terms of the agreement, the Company has engaged an investment banker to advise and assist the Company in exploring strategic alternatives.

ITEM 7.       EXHIBITS.

         (c)      EXHIBITS.

                  Exhibit No.                Description

                     99 Press Release, dated August 10, 2001, entitled "Acorn Products Reports Strong Second Quarter Net Income Improvement and Announces
                                  Credit Facility Agreement"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACORN PRODUCTS, INC.


Date:  August 10, 2001                     By: /s/ John G. Jacob
                                              ---------------------------------
                                              John G. Jacob, Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.     Description

    99 Press Release, dated August 10, 2001, entitled "Acorn Products Reports Strong Second Quarter Net Income Improvement and Announces Credit Facility Agreement"


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